                                                                    Exhibit 99.1

NATIONAL CITY                                          NATIONAL CITY CORPORATION
CORPORATION                                            National City Center
                                                       P.O. Box 5756
                                                       Cleveland, OH 44101-0756
                                                       (216) 575-2000


FOR MORE INFORMATION CONTACT:

                                      Jeffrey C. Douglas
                                      Vice President, Financial Communications
                                      (216) 222-9849

                                      Julie I. Sabroff
                                      Vice President, Investor Relations
                                      (216) 575-2467

                                      www.national-city.com

                                      For Immediate Release

               NATIONAL CITY REPORTS RECORD FIRST QUARTER EARNINGS

         CLEVELAND, Ohio--April 15, 1999--National City Corporation (NYSE:NCC) today reported first quarter net income of $351.0 million or $1.08 per diluted share. Excluding gains and losses on divestitures and merger and restructuring charges as described below, first quarter earnings were $347.9 million or $1.07 per share, up 16.9% from $297.6 million or $.92 per share in 1998. On this basis, returns on average common equity and average assets were 20.94% and 1.65%, respectively, compared to 19.23% and 1.61%, respectively, for the same period last year.

         Included in reported first quarter 1999 net income were gains on the sales of National City's interests in Electronic Payment Services, Inc. and Stored Value Systems, Inc., and estimated losses on the pending disposition of certain business lines of National City's 88% owned item processing subsidiary, National Processing, Inc. (NYSE: NAP). In the aggregate, these amounted to a net gain of $36.8 million pre-tax or $3.1 million after-tax and increased reported net income by $.01 per share. The first quarter of 1998 included after-tax merger and restructuring expenses of $193.9 million or $.60 per diluted share, incurred in connection with the mergers with First of America Bank Corporation and Fort Wayne National Corporation.

         Chairman and CEO, David A. Daberko noted, "The first quarter results are encouraging on several fronts. First, we are seeing revenue growth in the former First of America franchise; second, volumes are strong across many businesses and product lines, such as mortgage banking, commercial finance, loan syndications and asset management. At the same time, expense levels have begun to reflect the benefits of the merger integrations completed late last year and should continue to decline over the next several quarters."

         Total revenues on a tax-equivalent basis, grew 8.3% to $1.3 billion, compared to $1.2 billion in the first quarter of 1998, reflecting strength in both net interest income and fee income.

         Excluding the net gain on divestitures referenced above, fees and other income increased 12.2% to $554.1 million in the first quarter of 1999 compared to $493.8 million in the first quarter of 1998.

         In the first quarter of 1999, after-tax securities gains totaled $15.4 million or $.05 per diluted share, compared to after-tax gains of $32.0 million or $.10 per diluted share in the fourth quarter of 1998, and $.7 million in the first quarter of 1998.

         Noninterest expenses, excluding merger and restructuring expenses, were $739.2 million in the first quarter of 1999. On a linked quarter basis, expenses were down $27.7 million or 3.6% from the fourth quarter of 1998, and $43.2 million or 5.5% from the third quarter, primarily reflecting savings from the integration of the First of America and Fort Wayne mergers.

         In the first quarter of 1999, average loans increased 9.8% to $57.3 billion compared to $52.2 billion a year ago. Growth was driven by commercial and consumer installment loans, including loans acquired as part of the Fort Wayne purchase, offset by the planned run-off of one- to four family residential mortgages as those loans were replaced with higher yielding assets.

         Nonperforming assets at March 31, 1999 were $271.9 million or .47% of total loans and real estate owned, compared to .52% last year. The allowance for loan losses was $970.3 million or 1.69% of total loans. For the first quarter of 1999, net charge-offs totaled $68.0 million or .48% of average loans compared to
 .41% for the same period last year. Net charge-offs were covered by the provision in both periods.

         Total assets at March 31, 1999 were $84.1 billion and stockholders' equity was $6.3 billion. Equity capital as a percentage of assets was 7.44% at March 31, 1999 compared to 8.46% a year ago.

         Mr. Daberko's comments contain forward-looking statements that involve significant risks and uncertainties including changes in general economic and financial market conditions and the Corporation's ability to execute its business plans. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         National City Corporation is an $84 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky and Illinois.

                                    UNAUDITED

                            National City Corporation
                              Financial Highlights
                 (Dollars in Millions Except Per Share Amounts)

                                             1999                                   1998
                                                           -----------------------------------------------------          1Q99/
                                            First           Fourth            Third        Second          First           1Q98
                                          Quarter          Quarter          Quarter       Quarter        Quarter       % Change
                                          -------          -------          -------       -------        -------       --------
Tax-equivalent net interest
  income ..........................       $ 764.7          $ 757.9          $ 745.8       $ 739.9        $ 708.3            8.0 %
Provision for loan losses .........          68.0             56.9             45.2          43.0           56.3           20.8
Fee and other income - recurring ..         554.1            576.3            555.5         554.1          493.8           12.2
Securities gains ..................          23.7             49.3             64.4          19.7            1.1              -
Noninterest expense - recurring ...         739.2            766.8            782.4         749.2          699.3            5.7
Net income before non -
  recurring items .................         347.9            359.3            344.5         331.2          297.6           16.9
Nonrecurring items (1):
  Pre-tax .........................          36.8           (104.7)               -             -         (274.7)             -
  After-tax .......................           3.1            (68.0)               -             -         (193.9)             -
Net income ........................         351.0            291.3            344.5         331.2          103.7          238.5

Net income per common share:
    Basic .........................          1.09              .89             1.05          1.01            .33          230.3
    Diluted .......................          1.08              .88             1.03           .99            .32          237.5
    Diluted - adjusted (2) ........          1.07             1.06             1.03           .99            .92           16.3
    Diluted - cash basis (2)(3) ...          1.12             1.13             1.09          1.04            .95           17.9
Dividends paid per common share ...           .52              .48              .48           .46            .46           13.0


Performance Ratios (2)
Return on average common equity ...         20.94 %          19.43 %          19.00 %       19.47 %        19.23 %
Return on average assets ..........          1.65             1.69             1.69          1.66           1.61
Net interest margin ...............          4.02             4.00             4.10          4.15           4.19
Overhead ratio ....................         24.21            25.15            30.42         26.36          29.02
Efficiency ratio ..................         56.05            57.48            60.12         57.90          58.17


Assets ............................       $84,094          $88,246          $83,135       $81,258        $80,716            4.2 %
Loans and mortgage loans
  held for sale ...................        59,832           61,519           58,684        57,478         56,453            6.0
Securities ........................        15,264           16,119           15,425        13,898         15,635           (2.4)
Deposits ..........................        52,051           58,247           54,228        54,832         55,387           (6.0)
Stockholders' equity ..............         6,257            7,013            7,273         7,019          6,826           (8.3)
Book value per common share .......         19.80            21.38            21.91         21.25          20.73           (4.5)
Market value per common share .....         66.38            72.50            65.94         71.00          73.31           (9.5)

-------------------------------------

(1) Represents net gains on asset disposals in 1999 (EPS - $95.7 million pre-tax, $62.2 million after-tax; SVS - $6.1 million pre-tax, $4.0 million after-tax; NPI business lines - net of minority interest ($65.0) million pre- tax, ($63.1) million after-tax) and merger expenses in 1998.

(2)  Excluding after-tax effects of nonrecurring items.

(3)  Excludes amortization of goodwill and other intangible assets.

                                    UNAUDITED

                            National City Corporation
                        Consolidated Statements of Income
                 (Dollars in Thousands Except Per Share Amounts)

                                                    1999                                   1998
                                              ----------       -------------------------------------------------------------
                                                   First           Fourth            Third           Second            First
                                                 Quarter          Quarter          Quarter          Quarter          Quarter
                                              ----------       ----------       ----------       ----------       ----------
Interest Income:
 Loans ...............................        $1,212,303       $1,232,070       $1,229,009       $1,210,235       $1,140,421
 Securities:
  Taxable ............................           223,913          215,406          207,384          207,228          206,412
  Exempt from Federal income taxes ...            10,199            9,524           13,145           14,562           11,600
 Federal funds sold and security
   resale agreements .................            11,013           12,852           16,642            8,293            6,006
 Other short-term investments ........             3,062            2,407            4,302            4,973            4,206
                                              ----------       ----------       ----------       ----------       ----------
   Total interest income .............         1,460,490        1,472,259        1,470,482        1,445,291        1,368,645

Interest Expense:
 Deposits ............................           419,023          451,800          475,951          472,064          446,461
 Federal funds borrowed and
   security repurchase agreements ....            99,694          102,602           96,416           81,101           73,763
 Borrowed funds ......................            28,484           30,589           38,078           48,564           51,276
 Long-term debt ......................           157,154          140,083          123,672          113,439           99,170
                                              ----------       ----------       ----------       ----------       ----------
   Total interest expense ............           704,355          725,074          734,117          715,168          670,670
                                              ----------       ----------       ----------       ----------       ----------

   Net interest income ...............           756,135          747,185          736,365          730,123          697,975
 Provision for loan losses ...........            68,034           56,888           45,212           43,033           56,267
                                              ----------       ----------       ----------       ----------       ----------
   Net interest income after
    provision for loan losses ........           688,101          690,297          691,153          687,090          641,708

Noninterest Income:
 Item processing revenue .............           121,703          130,009          124,268          117,686          112,540
 Service charges on deposit
  accounts ...........................            99,863           98,649           98,472           96,104           91,713
 Trust and investment management
  fees ...............................            81,847           79,802           74,565           79,729           76,954
 Card-related fees ...................            45,310           48,479           56,415           49,383           46,891
 Mortgage banking revenue ............            92,995           89,412           79,362           97,223           61,250
 Other ...............................           149,173          129,915          122,435          114,004          104,423
                                              ----------       ----------       ----------       ----------       ----------
   Total fees and other income .......           590,891          576,266          555,517          554,129          493,771
 Securities gains ....................            23,688           49,242           64,451           19,714            1,052
                                              ----------       ----------       ----------       ----------       ----------
   Total noninterest income ..........           614,579          625,508          619,968          573,843          494,823

Noninterest Expense:
 Salaries and other personnel ........           400,764          405,050          409,279          396,574          383,854
 Equipment ...........................            52,761           58,618           51,054           51,471           51,728
 Net occupancy .......................            54,127           52,519           51,737           49,671           48,737
 Assessments and taxes ...............            15,146           13,321           15,395           12,097           11,689
 Merger and restructuring ............                 -          104,678                -                -          274,698
 Other ...............................           216,404          237,348          254,935          239,365          203,295
                                              ----------       ----------       ----------       ----------       ----------
   Total noninterest expense .........           739,202          871,534          782,400          749,178          974,001
                                              ----------       ----------       ----------       ----------       ----------

Income before income taxes ...........           563,478          444,271          528,721          511,755          162,530
Income tax expense ...................           212,459          153,012          184,265          180,511           58,808
                                              ----------       ----------       ----------       ----------       ----------
   Net income ........................        $  351,019       $  291,259       $  344,456       $  331,244       $  103,722
                                              ----------       ----------       ----------       ----------       ----------
   Preferred dividends ...............               415              537              546            1,099                -
                                              ----------       ----------       ----------       ----------       ----------
   Net income applicable to common
    stock ............................        $  350,604       $  290,722       $  343,910       $  330,145        $ 103,722
                                              ==========       ==========       ==========       ==========        =========

Net Income Per Common Share:
   Basic .............................             $1.09             $.89            $1.05            $1.01             $.33
   Diluted ...........................             $1.08             $.88            $1.03             $.99             $.32

                                    UNAUDITED

                            National City Corporation
                     Consolidated Period-End Balance Sheets
                             (Dollars in Thousands)

                                                            1999                              1998
                                                     ------------   ------------------------------------------------------
                                                           First         Fourth          Third        Second         First
Assets                                                   Quarter        Quarter        Quarter       Quarter       Quarter
                                                     -----------    -----------    -----------   -----------   -----------
 Loans:
   Commercial ...................................    $22,306,928    $22,243,114    $20,745,705   $20,220,235   $19,996,064
   Real estate - commercial .....................      6,309,277      6,251,879      6,475,950     6,518,933     6,491,789
   Real estate - residential ....................      8,693,757      9,664,115      9,435,870     9,761,171    10,110,368
   Consumer .....................................     15,022,782     14,822,759     14,291,552    13,473,157    12,834,912
   Credit card ..................................      1,846,719      1,852,635      1,797,840     1,830,355     1,855,401
   Home equity ..................................      3,133,121      3,176,664      3,188,590     3,113,685     3,030,871
                                                     -----------    -----------    -----------   -----------   -----------
     Total loans ................................     57,312,584     58,011,166     55,935,507    54,917,536    54,319,405
     Allowance for loan losses ..................        970,336        970,243        975,100       976,469       976,464
                                                     -----------    -----------    -----------   -----------   -----------
     Net loans ..................................     56,342,248     57,040,923     54,960,407    53,941,067    53,342,941
Mortgage loans held for sale ....................      2,519,462      3,507,487      2,748,139     2,560,612     2,133,398
Securities available for sale, at market ........     15,263,581     16,119,370     15,424,507    13,898,032    15,635,191
Federal funds sold and security resale
  agreements ....................................        978,138        930,492      1,146,383     1,333,374       475,890
Other short-term investments ....................        101,696        218,149        100,292        80,220       111,687
Cash and demand balances due from banks .........      3,443,365      4,783,491      3,406,647     4,111,415     3,745,235
Properties and equipment ........................      1,129,305      1,150,210      1,134,480     1,081,876     1,037,159
Accrued income and other assets .................      4,316,701      4,495,510      4,213,824     4,251,272     4,234,687
                                                     -----------    -----------    -----------   -----------   -----------
      Total Assets ..............................    $84,094,496    $88,245,632    $83,134,679   $81,257,868   $80,716,188
                                                     ===========    ===========    ===========   ===========   ===========

Liabilities and Stockholders' Equity
Liabilities:
Noninterest bearing deposits ....................    $11,200,312    $10,911,926    $10,158,773   $10,750,524   $10,449,115
NOW and money market accounts ...................     16,800,510     18,610,832     17,735,380    17,742,088    17,312,998
Savings accounts ................................      3,957,576      4,021,113      4,051,228     4,263,384     4,359,381
Time deposits of individuals ....................     16,821,451     17,450,904     18,013,811    18,417,699    18,980,294
Other time deposits .............................      1,340,458      2,280,973      2,475,572     2,484,797     2,482,568
Deposits in overseas offices ....................      1,930,292      4,971,161      1,793,442     1,173,497     1,802,535
                                                     -----------    -----------    -----------   -----------   -----------
    Total deposits ..............................     52,050,599     58,246,909     54,228,206    54,831,989    55,386,891
Federal funds borrowed and security
    repurchase agreements .......................      8,753,759      9,427,309      8,662,013     6,069,853     7,967,150
Borrowed funds ..................................      2,840,983      2,117,916      3,122,562     4,330,313     2,762,173
Long-term debt ..................................     11,999,109      9,009,448      7,788,754     6,916,808     5,533,614
Corporation-obligated mandatorily redeemable
   capital securities of subsidiary trusts
    holding solely debentures of the
    Corporation .................................        679,894        679,894        679,894       679,894       679,894
Accrued expenses and other liabilities ..........      1,513,243      1,751,248      1,379,855     1,410,015     1,560,664
                                                     -----------    -----------    -----------   -----------   -----------
    Total Liabilities ...........................     77,837,587     81,232,724     75,861,284    74,238,872    73,890,386
Stockholders' Equity:
  Preferred .....................................         30,513         36,098         36,556        36,592        36,999
  Common ........................................      6,226,396      6,976,810      7,236,839     6,982,404     6,788,803
                                                     -----------    -----------    -----------   -----------   -----------
    Total Stockholders' Equity ..................      6,256,909      7,012,908      7,273,395     7,018,996     6,825,802
    Total Liabilities and Stockholders' Equity ..    $84,094,496    $88,245,632    $83,134,679   $81,257,868   $80,716,188
                                                     ===========    ===========    ===========   ===========   ===========

                                    UNAUDITED

                            National City Corporation
                       Consolidated Average Balance Sheets
                              (Dollars in Millions)

                                                1999                              1998
                                             -------        --------------------------------------------------
                                               First         Fourth         Third         Second         First
Assets                                       Quarter        Quarter       Quarter        Quarter       Quarter
                                             -------        -------       -------        -------       -------
Earning Assets:
 Loans:
   Commercial ...........................    $28,459        $27,923       $26,672        $26,735       $24,777
   Real estate - residential ............      8,926          9,327         9,505          9,844         9,885
   Consumer .............................     14,956         14,491        13,964         13,107        12,546
   Credit card ..........................      1,829          1,818         1,818          1,861         1,944
   Home equity ..........................      3,149          3,193         3,144          3,074         3,006
                                             -------        -------       -------        -------       -------
      Total loans .......................     57,319         56,752        55,103         54,621        52,158
 Mortgage loans held for sale ...........      2,976          2,991         2,525          2,088         1,330
 Securities .............................     15,126         14,500        13,614         13,874        13,728
 Federal funds sold and security
   resale agreements ....................        945          1,157         1,177            713           448
 Other short-term investments ...........        148            113           110            118           125
                                             -------        -------       -------        -------       -------
    Total earning assets ................     76,514         75,513        72,529         71,414        67,789
Allowance for loan losses ...............       (985)          (988)         (994)          (995)         (958)
Market value appreciation of
  securities available for sale .........        377            509           511            564           537
Cash and demand balances due
  from banks ............................      4,068          3,826         3,685          3,616         3,359
Properties and equipment ................      1,145          1,148         1,124          1,055         1,042
Accrued income and other assets .........      4,401          4,200         4,207          4,273         3,000
                                             -------        -------       -------        -------       -------
      Total Assets ......................    $85,520        $84,208       $81,062        $79,927       $74,769
                                             =======        =======       =======        =======       =======

Liabilities and Stockholders' Equity
Liabilities:
 NOW and money market accounts ..........    $16,899        $18,181       $17,890        $17,628       $16,158
 Savings accounts .......................      3,955          4,033         4,157          4,282         4,169
 Time deposits of individuals ...........     17,135         17,795        18,222         18,640        18,406
 Other time deposits ....................      1,757          2,472         2,505          2,536         1,940
 Deposits in overseas offices ...........      3,030          2,050         1,785          1,420         1,572
                                             -------        -------       -------        -------       -------
    Total interest bearing deposits .....     42,776         44,531        44,559         44,506        42,245
                                             -------        -------       -------        -------       -------
 Federal funds borrowed and security
    repurchase agreements ...............      9,004          9,195         7,431          6,433         5,881
 Borrowed funds .........................      2,838          2,515         2,644          3,395         3,499
 Long-term debt .........................     11,301          9,292         7,962          7,235         6,264
                                             -------        -------       -------        -------       -------
    Total interest bearing liabilities ..     65,919         65,533        62,596         61,569        57,889

 Noninterest bearing deposits ...........     11,681         10,168        10,051         10,053         9,392
 Accrued expenses and other
   liabilities ..........................      1,159          1,144         1,195          1,466         1,212
                                             -------        -------       -------        -------       -------
      Total Liabilities .................     78,759         76,845        73,842         73,088        68,493
Stockholders' Equity:
  Preferred .............................         33             36            37             37             -
  Common ................................      6,728          7,327         7,183          6,802         6,276
                                             -------        -------       -------        -------       -------
      Total Stockholders' Equity ........      6,761          7,363         7,220          6,839         6,276
                                             -------        -------       -------        -------       -------
      Total Liabilities and
         Stockholders' Equity ...........    $85,520        $84,208       $81,062        $79,927       $74,769
                                             =======        =======       =======        =======       =======

                                    UNAUDITED

                            National City Corporation
              Average Balances and Rates on a Tax Equivalent Basis
               For the Three Months Ended March 31, 1999 and 1998
                              (Dollars in Millions)

                                                               1999                                         1998
                                               ----------------------------------------     -------------------------------------
                                                                   Tax                                          Tax
                                               Average      Equivalent          Average     Average      Equivalent       Average
Assets                                         Balance        Interest             Rate     Balance        Interest          Rate
                                               -------      ----------          -------     -------      ----------       -------
Earning Assets:
 Loans:
   Commercial ..............................   $28,459        $  553.6             7.89 %   $24,777        $  525.3          8.56 %
   Real estate  - residential * ............    11,902           215.3             7.24      11,215           212.6          7.58
   Consumer ................................    14,956           313.3             8.50      12,546           271.6          8.78
   Credit card .............................     1,829            59.6            13.22       1,944            67.3         14.03
   Home equity .............................     3,149            72.0             9.27       3,006            67.3          9.08
                                               -------        --------            -----     -------        --------         -----
      Total loans ..........................    60,295         1,213.8             8.14      53,488         1,144.1          8.64
 Securities:
   Taxable .................................    14,227           223.9             6.30      12,890           207.4          6.45
   Tax-exempt ..............................       899            17.3             7.68         838            17.3          8.26
                                               -------        --------            -----     -------        --------         -----
     Total securities ......................    15,126           241.2             6.38      13,728           224.7          6.56
 Federal funds sold ........................        43             0.5             4.79          70             0.8          4.78
 Security resale agreements ................       902            10.5             4.73         378             5.2          5.56
 Other short-term investments ..............       148             3.1             8.38         125             4.2         13.65
                                               -------        --------            -----     -------        --------         -----
    Total earning assets ...................    76,514         1,469.1             7.75 %    67,789         1,379.0          8.20 %
                                                              --------                                     --------
Allowance for loan losses ..................      (985)                                        (958)
Market value appreciation of
  securities available for sale ............       377                                          537
Noninterest earning assets .................     9,614                                        7,401
                                               -------                                      -------
      Total Assets .........................   $85,520                                      $74,769
                                               =======                                      =======

Liabilities and Stockholders' Equity
Liabilities:
 NOW and money market accounts .............   $16,899        $  126.5             3.04 %   $16,158        $  125.5          3.15 %
 Savings accounts ..........................     3,955            16.9             1.73       4,169            21.7          2.11
 Time deposits of individuals ..............    17,135           219.3             5.19      18,406           252.4          5.56
 Other time deposits .......................     1,757            21.4             4.94       1,940            25.9          5.42
 Deposits in overseas offices ..............     3,030            35.0             4.68       1,572            21.0          5.42
 Federal funds borrowed ....................     3,970            47.8             4.89       2,687            36.4          5.50
 Security repurchase agreements ............     5,034            51.9             4.18       3,194            37.3          4.67
 Borrowed funds ............................     2,838            28.5             4.22       3,499            51.3          5.93
 Long-term debt ............................    11,301           157.1             5.60       6,264            99.2          6.42
                                               -------        --------            -----     -------        --------         -----
   Total interest bearing liabilities ......    65,919           704.4             4.33      57,889           670.7          4.67
                                                              --------            -----                    --------         -----
Noninterest bearing liabilities ............    12,840                                       10,604
                                               -------                                      -------
      Total Liabilities ....................    78,759                                       68,493
Stockholders' Equity .......................     6,761                                        6,276
                                               -------                                      -------
      Total Liabilities and Stockholders'
         Equity ............................   $85,520                                      $74,769
                                               =======                                      =======

Net interest income and interest
  spread ...................................                  $  764.7             3.42 %                  $  708.3          3.53 %
                                                              ========            =====                    ========         =====

Net interest margin ........................                                       4.02 %                                    4.19 %
                                                                                  =====                                     =====


*    Includes mortgage loans held for sale.

                                    UNAUDITED

                            National City Corporation
                         Selected Financial Information

                                           1999                                     1998
                                       --------          ----------------------------------------------------------
                                          First            Fourth             Third          Second           First
(Dollars in Thousands)                  Quarter           Quarter           Quarter         Quarter         Quarter
                                       --------          --------          --------        --------        --------
Allowance for Loan Losses:
Balance at beginning of period ....    $970,243          $975,100          $976,469        $976,464        $941,874
Provision .........................      68,034            56,888            45,212          43,033          56,267
Allowances related to loans
  acquired (sold) .................          93            (1,790)           (1,388)              -          30,679
Charge-offs:
  Commercial ......................      15,881            17,257            13,159          10,504          12,077
  Real estate - residential .......       1,702             3,501             2,058           1,504           1,923
  Consumer ........................      55,671            40,435            37,732          34,324          42,435
  Credit card .....................      27,106            23,843            21,434          24,694          25,710
  Home equity .....................       2,009             1,716             2,563           2,233           2,283
                                       --------          --------          --------        --------        --------
    Total charge-offs .............     102,369            86,752            76,946          73,259          84,428
                                       --------          --------          --------        --------        --------
Recoveries:
  Commercial ......................       6,423             6,334            10,784           7,074           8,378
  Real estate - residential .......         143               343               114             240               9
  Consumer ........................      21,437            14,888            14,863          17,187          17,392
  Credit card .....................       5,326             4,406             4,765           5,066           5,588
  Home equity .....................       1,006               826             1,227             664             705
                                       --------          --------          --------        --------        --------
    Total recoveries ..............      34,335            26,797            31,753          30,231          32,072
                                       --------          --------          --------        --------        --------
Net charge-offs ...................      68,034            59,955            45,193          43,028          52,356
                                       --------          --------          --------        --------        --------
Balance at end of period ..........    $970,336          $970,243          $975,100        $976,469        $976,464
                                       ========          ========          ========        ========        ========

(Dollars in Millions)

Nonperforming Assets:
Nonaccrual and restructured
  loans ...........................    $  242.5          $  218.6          $  221.9        $  225.0        $  244.0
Other real estate owned ...........        29.4              29.9              30.5            32.0            37.1
                                       --------          --------          --------        --------        --------
Total nonperforming assets ........    $  271.9          $  248.5          $  252.4        $  257.0        $  281.1
                                       ========          ========          ========        ========        ========


Credit Quality Ratios:
Net charge-offs to average loans ..         .48 %             .42 %             .33 %           .32 %           .41 %
Loan loss reserve to
  loans (period-end) ..............        1.69              1.67              1.74            1.78            1.80
Nonperforming assets to loans and
  OREO (period-end) ...............         .47               .43               .45             .47             .52

Capital Ratios*:
Tier 1 Capital ....................        7.50 %            7.97 %            8.81 %          8.41 %          8.67 %
Total risk-based capital ..........       12.20             11.82             12.70           12.36           12.75
Leverage ..........................        6.10              6.94              7.49            7.09            7.64
Tangible common equity to tangible
  assets ..........................        6.17              6.72              7.46            7.30            7.08

Share Information:
Average basic shares .............. 320,494,527       329,726,921       329,692,338     328,186,746     316,227,200
Average diluted shares ............ 326,110,250       335,631,004       336,348,661     336,382,782     323,006,334
Common shares outstanding at end
  of period ....................... 314,420,971       326,327,360       330,336,278     328,627,647     327,513,959

*  First quarter 1999 calculations are based on preliminary data.


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